UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of report (Date of earliest event reported): May 7, 2010

ENVISION SOLAR INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-147104	20-8457250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7675 Dagget Street, Suite 150 San Diego, California	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On May 7, 2010, our board of directors approved the dismissal of Madsen & Associates CPA’s, Inc. (“Madsen”) as our independent registered public accounting firm. We notified Madsen of this decision on May 7, 2010.

Madsen’s reports with respect to our financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that Madsen’s reports for the fiscal years ended December 31, 2008 and 2009 included an explanatory paragraph in which Madsen expressed substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2008 and 2009 and through May 7, 2010, there have been no disagreements with Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen would have caused Madsen to make reference thereto in their reports on the financial statements for such years.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2008 and 2009 and through April 19, 2010.

We provided Madsen with a copy of the above disclosure and requested a letter from Madsen stating whether or not Madsen agrees with this disclosure. A copy of the letter received us is attached hereto as Exhibit 16.1.

 New Independent Registered Public Accounting Firm

On May 7, 2010, we appointed Salberg & Company, P.A. (“Salberg”) as our new independent registered public accounting firm, to perform auditing services commencing with the fiscal year ending December 31, 2010.

During the fiscal years ended December 31, 2008 and 2009 and through May 7, 2010, neither we nor anyone acting on our behalf had consulted with Salberg regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Madsen & Associates CPA’s, Inc., dated May 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION SOLAR INTERNATIONAL, INC.

Dated: May 12, 2010	By:	/s/ Howard T. Smith, Jr.
Name: Howard T. Smith, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Madsen & Associates CPA’s, Inc., dated May 7, 2010.